EXHIBIT 10.4
AMENDED AND RESTATED LOAN AGREEMENT
     This Amended and Restated Loan Agreement (the “Agreement”), dated as of July 1, 2008, by and between Man Keung Alan Wai (“Lender”), with an office address at c/o Chinawe.com Inc., Room 1304, Dongbao Tower, 767 Dongfeng Road East, Guangzhou, China, and Chinawe Asset Management Limited, a corporation incorporated under the laws of Hong Kong (“Borrower”), with an office address at 9A Lucky Horse Industrial Building, 64 Tong Mi Road, Kowloon, Hong Kong.
     WHEREAS, Chinawe.com Inc. (“Chinawe”) and Vivian Wai Wa Chu (“Original Lender”) are parties to that certain Agreement, dated May 6, 2003, as modified by the Supplementary Agreement dated April 20, 2005, the Supplementary Agreement dated September 30, 2006, the Supplementary Agreement dated July 1, 2007 and the Supplementary Agreement, dated December 30, 2007 (collectively, the “Original Loan Agreement”), pursuant to which Original Lender lent HK$1,200,000 to Chinawe (“Original Borrower”).
     WHEREAS, Borrower assumed the obligation of Original Borrower to repay the amounts due under the Original Loan Agreement;
     WHEREAS, pursuant to the Assignment Agreement between Original Lender and Lender, dated the date hereof, Original Lender assigned her rights under the Original Loan Agreement to Lender; and
     WHEREAS, Lender and Borrower desire to amend and restate the Original Loan Agreement to reflect the foregoing and to make certain modifications to the obligations of Borrower.
     NOW, IT IS HEREBY AGREED AS FOLLOWS:
          1. This Agreement amends and restates the Original Loan Agreement in its entirety.
          2. Borrower confirms that it owes Lender the sum of HKD1,127,183.28 representing the outstanding principal and accrued interest under the Original Loan Agreement (the “Outstanding Sum”).
          3. Effective the date hereof and through the date that the Outstanding Sum is paid, no further interest will accrue on the Outstanding Sum.
          4. The Outstanding Sum is due on demand of Lender. Notwithstanding the foregoing, Lender agrees that he will not demand repayment of the Outstanding Sum, in whole or in part, if such repayment would have a material adverse effect on Borrower or Chinawe at the time of such demand, taking into account the financial position of Borrower and its affiliates, taken as a whole.
          5. This Agreement shall be governed by and construed in accordance with the laws of the Hong Kong Special Administrative Region (the “HKSAR”) and the parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of the HKSAR courts.

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     IN WITNESSES WHEREOF, the hands of the parties hereto as of the day and year first above written.

CHINAWE ASSET MANAGEMENT LIMITED
By:	/s/ Man Keung Alan Wai
	Name:	Man Keung Alan Wai
	Title:	Director

/s/ Man Keung Alan Wai
Man Keung Alan Wai

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